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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                  Date of Report:            February 1, 2001



                               US ONCOLOGY, INC.
                         -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                  0-26190                84-1213501
--------------              ----------              ------------
(State or Other            (Commission            (I.R.S.Employer
Jurisdiction of            File Number)         Identification No.)
Incorporation
or Organization)

                      16825 Northchase Drive, Suite 1300
                                Houston, Texas
                                     77060
                       --------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)


              Registrant's Telephone Number, Including Area Code:
(832) 601-8766
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Item 9.  REGULATION FD DISCLOSURE

On February 1, 2001, representatives of US Oncology, Inc. will begin making presentations at analyst and investor conferences using slides containing the information attached to this Form 8-K as Exhibit 99.2. In the press release attached to this Form 8-K as Exhibit 99.1, we have announced our intention to appear at such a conference on February 1, 2001.

We expect to use these slides, in whole or in part and possibly with modifications, in connection with presentations to investors, analysts and others during the first quarter of 2001. We are furnishing the text of these slides pursuant to the Securities and Exchange Commission's Regulation FD.
This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The text of the slides included with this report omits various graphic images included in the actual slides. We expect to make copies of the actual slides, including such graphic images, available for viewing at the "Investor Relations" section of our website located at www.usoncology.com, although we reserve the right to discontinue that availability at any time.
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CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

The following types of statements included in Exhibit 99.2 are or may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995: (i)statements regarding possible or assumed future results of operations of US Oncology and any statements contained therein regarding the prospects for any of the Company's services; (ii) any statements preceded by, followed by or that include the words "believes," "expects," "anticipates", "intends", "estimates", "plans" or similar expressions; and (iii) other statements contained therein regarding matters that are not historical facts.

US Oncology's business and results of operations are subject to risks and uncertainties, many of which are beyond the Company's ability to control or predict. Because of these risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements, and US Oncology stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date thereof. Factors that could cause actual results to differ materially include, but are not limited to, government regulation and enforcement, reimbursement for healthcare services, particularly including reimbursement for pharmaceuticals, integration of formerly separate operations in connection with the AOR/PRN merger, changes in cancer therapy or the manner in which cancer care is delivered, drug utilization, and the operations of the Company's affiliated physician groups. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 1999, particularly the section entitled "Risk Factors," and its quarterly reports on Form 10-Q for the first three quarters of 2000 for a more detailed discussion of certain of these risks and uncertainties. The cautionary statements contained or referred to herein or in the Exhibits hereto should be considered in connection with any written or oral forward-looking statements that may be issued by US Oncology or persons acting on its behalf. US Oncology does not undertake any obligation to release any revisions to or to update publicly any forward-looking statements to reflect events or circumstances after date thereof or to reflect the occurrence of unanticipated events.
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits

99.1  Press Release dated January 31, 2001
99.2 Text of analyst presentation and investor relations slideshow in use beginning February 1, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001


                              US ONCOLOGY, INC.

                              By/s/ Phillip H. Watts
                              --------------------------------------
                              Phillip H. Watts
                              Vice President and General Counsel